EXHIBIT 99.1


      Second Extension and Amendment Agreement with Gemini Master Fund, Ltd

                    SECOND EXTENSION AND AMENDMENT AGREEMENT

         This Second Extension and Amendment Agreement (this "AGREEMENT"), dated as of December 23, 2011 and effective as of December 31, 2011, is entered into by and among Envision Solar International, Inc., a Nevada corporation ("COMPANY"), Envision Solar Construction, Inc., a California corporation (collectively with any other guarantors of the Notes, the "ENVISION GUARANTORS" or "GUARANTORS"), and Gemini Master Fund, Ltd., a Cayman Islands corporation (the "INVESTOR"), and Gemini Strategies, LLC ("COLLATERAL AGENT"). The Company and the Guarantors are sometimes referred to herein individually as an "ENVISION ENTITY" and collectively as the "ENVISION ENTITIES". Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to them in that certain Securities Purchase Agreement, dated as of November 12, 2008, between the Company and the Investor (the "PURCHASE AGREEMENT"), that certain Assumption Agreement, dated as of February 12, 2010, between the Company and the Investor (the "ASSUMPTION AGREEMENT"), that certain Extension and Amendment Agreement, dated as of December 31, 2011, between the Company and the Investor (the "FIRST EXTENSION AGREEMENT"), or the Notes or other Transaction Documents, as applicable.

                                R E C I T A L S:

         WHEREAS, pursuant to the Assumption Agreement, the Company issued to the Investor that certain Second Amended and Restated Secured Bridge Note in the original principal amount, as of the issuance date thereof of February 12, 2010, equal to $811,792.20, which as of December 31, 2010 had an outstanding principal amount equal to $968,854.86 pursuant to the First Extension Agreement ("ORIGINAL NOTE");

         WHEREAS, on or about March 10, 2010, the Investor loaned to the Company an additional $75,000, which loan was evidenced by an additional Secured Bridge
Note issued by the Company to the Investor in the amount of $75,000, which as of December 31, 2010 had an outstanding principal amount equal to $88,717.82 pursuant to the First Extension Agreement ("MARCH 2010 NOTE");

         WHEREAS, on or about April 22, 2010, the Investor loaned to the Company an additional $50,000, which loan was evidenced by an additional Secured Bridge
Note issued by the Company to the Investor in the amount of $50,000, which as of December 31, 2010 had an outstanding principal amount equal to $58,315.90 pursuant to the First Extension Agreement ("APRIL 2010 NOTE", and together with the Original Note and the March 2010 Note, the "NOTES");

         WHEREAS, the Guarantors have entered into that certain Subsidiary Guarantee, dated as of November 12, 2008 (the "GUARANTEE"), pursuant to which each Guarantor has guaranteed the satisfaction of all the obligations of the Company under the Transaction Documents, including without limitation all of the Notes;

         WHEREAS, during the time periods after the original issuance of the Transaction Documents but before the signing of this document, Envision Solar Residential Inc., a California corporation, and Envision Africa, LLC, a Delaware limited liability company, both of which were guarantors in the Transaction

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Documents, and both of which had no assets or external liabilities,  were closed and are no longer valid entities;

         WHEREAS (a) on or about February 12, 2010 the Company and the Guarantors entered into that certain Security Agreement, (b) on or about November 12, 2008 the Company's predecessor and the Guarantors entered into that certain Security Agreement and that certain Intellectual Property Security Agreement, and (c) on or about December 31, 2010 the Company entered into that certain Intellectual Property Security Agreement (all such security agreements collectively, the "SECURITY AGREEMENTS"), pursuant to which the Company and the Guarantors have each granted a security interest in its assets and properties to the Investor and the Collateral Agent to secure the satisfaction of all the obligations of the Envision Entities under the Transaction Documents, including without limitation all of the Notes;

         WHEREAS, the Company will be unable to repay the Notes on the Maturity Date therefor; and

         WHEREAS, the Company desires, and the Investor is willing to accept, an extension of the Maturity Date under all the Notes pursuant to the terms and conditions set forth herein;

                               A G R E E M E N T:

         NOW, THEREFORE, in consideration of the foregoing and subject to the terms and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. EXTENSION. The Maturity Date under all the Notes is hereby amended to be December 31, 2012.

2. PRINCIPAL. The Company, the Guarantors and the Investor hereby acknowledge, confirm and agree that the principal amount outstanding under each of the Notes as of December 31, 2010 and December 31, 2011 was and will be as set forth on Schedule A attached hereto. The Company unconditionally owes such amounts outstanding under the Notes to the Investor, without offset, defense or counterclaim of any kind, nature or description whatsoever.

3. INTEREST. The Company, the Guarantors and the Investor hereby acknowledge, confirm and agree that the interest rate under each note will hereby be reduced to a per annum interest rate of 10% without any change to the methodology of the calculation of said interest beyond such interest rate.

4. CONVERSION. The Conversion Price under each of the Original Note and the March 2010 Note is hereby amended to equal $0.20, subject to adjustment as set forth in Section 5 of each such Note. The April 2010 Note shall be convertible, in whole or in part at any time and from time to time, into shares of Common Stock at the option of the Investor on the same terms and conditions as set forth in Sections 4 and 5 of the Original Note and the March 2010 Note as if such Sections were set forth in the April 2010 Note. For clarification, the Conversion Price under the April 2010 Note shall be equal to $0.20, subject to adjustment as set forth in such Section 5 incorporated therein by reference, and

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conversion  under  the  April  2010  Note  shall be  subject  to the  conversion limitations set forth in such Section 4(c) incorporated therein by reference.

5. OTHER AGREEMENTS.

         5.1. REFERENCES TO NOTES AND TRANSACTION DOCUMENTS. All references in the Transaction Documents and herein to (i) "Transaction Documents" shall be deemed to be references to the Transaction Documents (as currently defined in the Purchase Agreement and as amended by the amendments thereto), this Agreement, the First Extension Agreement, the Forbearance Agreement, the Casita Security Agreement, the Security Agreements, the Guarantee, the Notes, the Assumption Agreement, and the Lock-Up Agreements, (ii) "Note" or "Notes" shall be deemed to be references to collectively the Notes, as amended (including without limitation any future Notes issued to the Investor), and (iii) "Security Agreement" shall be deemed to include without limitation the Security Agreements.

         5.2. DISCLOSURE. If the Company takes the position that the amendments and transactions contemplated hereby constitute material non-public information concerning the Company, then the Company shall, within two business days following the date hereof, file a Form 8-k and/or issue a press release disclosing the material terms of the transactions contemplated hereby. If the Company does not so file any Form 8-k or issue any press release, then the Company hereby represents and warrants that the amendments and transactions contemplated hereby do not constitute material non-public information concerning the Company. The Company and the Investor shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby and other press releases to be issued by the Company.

         5.3. SECURITY CONTINUED. The Envision Entities' obligations under all the Transaction Documents, including without limitation this Agreement and the Notes, shall be secured by all the assets of the Envision Entities pursuant to the Security Agreements as if this Agreement and the Notes were in effect at the time of execution of such Security Agreements and referenced therein. The Envision Entities' shall execute such other agreements, documents and financing statements reasonably requested by the Investor, which will be filed at the Company's expense with the applicable jurisdictions and authorities.

         5.4. NO NOVATION; RULE 144. The Notes as amended hereby shall not constitute a novation or satisfaction and accord of the Notes. The Company hereby acknowledges and agrees that the Notes are merely amended hereby and that the Investor has not given any consideration to the Company in connection with such amendments, and this Agreement shall not extinguish or release any Envision Entity under any Transaction Document or otherwise constitute a novation of its obligations thereunder. For purposes of Rule 144 promulgated under the Securities Act, the holding period of the Notes shall not be affected by this Agreement. The Company agrees to take all actions necessary to issue all shares of Common Stock issuable upon conversion of the Notes without restriction and not containing any restrictive legend. The Company agrees not to take any position contrary to this paragraph.

6. MISCELLANEOUS.

         6.1. EFFECT OF THIS AGREEMENT. Except as modified pursuant hereto, no other changes or modifications to the Transaction Documents are intended or implied and in all other respects the Transaction Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Agreement and the original Transaction Documents, the terms of this Agreement shall control. The Transaction Documents, including without limitation this Agreement, shall be read and construed as one agreement.

         6.2. ACKNOWLEDGMENT AND CONTINUATION OF SECURITY INTERESTS. The Envision Entities hereby acknowledge, confirm and agree that (a) the Investor has and shall continue to have valid, enforceable and perfected Liens upon and security interests in the assets and properties of the Envision Entities heretofore granted to the Investor pursuant to, and having first priority as set forth in, the Security Agreements, securing all obligations under the Transaction Documents, including without limitation all the Notes (as amended hereby), and (b) the Notes, as amended pursuant to this Agreement, continue to be guaranteed by the Guarantors pursuant to the Guarantee. The Envision Entities hereby acknowledge, confirm and agree that the Investor has and shall continue to have valid and enforceable assignments of the patents, trademarks and other intellectual property and other assets assigned by the Envision Entities, including without limitation those listed on the annexes to the Security Agreements.

         6.3. EXPENSES. The Company shall reimburse the Investor for all expenses (including without limitation legal fees and expenses) incurred or to be incurred by it in connection with this Agreement.

         6.4. FURTHER ASSURANCES. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Agreement.

         6.5. GOVERNING LAW. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York without regard to principle of conflicts of laws, but excluding any rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

         6.6. COUNTERPARTS. This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Agreement by telefacsimile or .pdf shall have the same force and effect as delivery of an original executed counterpart of this Agreement.

         6.7. NEW YORK CIVIL PROCEDURE LAW AND RULES SECTION 3213. The Notes shall be deemed an unconditional obligation of each of the Envision Entities for the payment of money and, without limitation to any other remedies of the Investor, may be enforced against the Envision Entities by summary proceeding

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

pursuant to New York Civil Procedure Law and Rules Section 3213 or any similar rule or statute in the jurisdiction where enforcement is sought. For purposes of such rule or statute, any other document or agreement to which the Investor and the Envision Entities are parties or which any Envision Entity delivered to the Investor, which may be convenient or necessary to determine the Investor's rights under the Notes or any Envision Entity's obligations to the Investor are deemed a part of the Notes, whether or not such other document or agreement was delivered together with the Notes or was executed apart from the Notes.

         6.8. GUARANTOR DISSOLUTION. The Company represents and warrants that Envision Solar Residential Inc., a California corporation, and Envision Africa, LLC, a Delaware limited liability company, each a former subsidiary of the Company, have been dissolved and all remaining assets, if any, have been transferred to the Company.

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           IN WITNESS WHEREOF,  the parties hereto have caused this Agreement to be duly executed on the day and year first above written.


ENVISION SOLAR INTERNATIONAL, INC., a Nevada corporation

By:_____________________________________________________
Name:  Desmond Wheatley
Title:    CEO

ENVISION SOLAR CONSTRUCTION, INC., a California corporation

By:________________________________________________________
Name:  Desmond Wheatley
Title:    CEO
Title:    CEO

GEMINI MASTER FUND, LTD.
By: GEMINI STRATEGIES, LLC, as investment manager

      By:
          _________________________________________________
      Name:  Steven Winters
      Title:  Managing Member

GEMINI STRATEGIES, LLC, as Agent

By:
    _______________________________________________________
Name:  Steven Winters
Title:  Managing Member

















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

                                                     SCHEDULE A

---------------------------- ---------- ------------ ----------- --------------------------------------------------------
                                         ORIGINAL
           NOTE                          ISSUANCE    INTEREST
                             NOTE NO.      DATE      RATE - NEW                     PRINCIPAL AMOUNT
---------------------------- ---------- ------------ ----------- --------------------------------------------------------
                                                                     ORIGINAL        AS OF 12/31/10      AS OF 12/31/11
---------------------------- ---------- ------------ ----------- ----------------- -------------------- -----------------
SECOND AMENDED AND
RESTATED SECURED BRIDGE
NOTE                          2010-1      2/12/10       10%           $811,792.20          $968,854.86     $1,090,454.68
---------------------------- ---------- ------------ ----------- ----------------- -------------------- -----------------

SECURED BRIDGE NOTE           2010-2      3/10/10       10%            $75,000.00           $88,717.82        $99,852.69
---------------------------- ---------- ------------ ----------- ----------------- -------------------- -----------------

SECURED BRIDGE NOTE           2010-3      4/22/10       10%            $50,000.00           $58,315.90        $65,635.06
(FORMERLY NON-CONVERTIBLE)